Exhibit 99.1

     NW Oregon                           Southern Oregon                          Idaho                        Central Oregon

RBC Capital Markets Conference

September 2007

This presentation contains forward-looking statements, which are not historical facts and pertain to our future operating results.  These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact.  When used in this report, the word "expects," "believes," "anticipates" and other similar expressions are intended to identify forward-looking statements, which are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected.
Specific risks and uncertainties include, but are not limited to, general business and economic conditions, changes in interest rates including timing or relative degree of change, and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-
looking statements are subject to assumptions with respect to future business conditions, strategies and decisions, and such assumptions are subject to change.

Results may differ materially from the results discussed due to changes in business and economic conditions that negatively affect credit quality, which may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, including the Oregon communities of
Central Oregon, Northwest Oregon, Southern Oregon, and the Idaho communities in Ada, Canyon and Payette counties, specifically.  Likewise, competition or changes in interest rates could negatively affect the net interest margin, as could other factors listed from time to time in the
Company’s Securities and Exchange Commission (SEC) reports.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof.

Forward Looking Information

CACB Profile

  NASDAQ:  CACB

  $2.3 Billion Assets

  28.3 million Shares Outstanding

  $680 Million Market Capitalization

  Community Banking Regions:

   Central Oregon (Headquarters Bend, Oregon)

   Treasure Valley (Boise Idaho)

   Portland/Salem, Oregon

   Southwest Oregon (Medford)

  Financial Holding Co. for Bank of the Cascades

  Public Offering 1994; Original Charter 1976

Banking Northwest Growth Markets

Footprint Growing 90th Percentile in Nation

Cascade Footprint

Real Estate Exposure

Loan Portfolio Has Real Estate Concentration

Reflective of Cascade Growth markets

No Sub-Prime or Alt-A Mortgage Exposure

Loan Portfolio

Investment Portfolio

Mortgage Originations

Mortgage Servicing Portfolio:

Less than .40% points delinquency

Real Estate Update

Real Estate Market

Loan Portfolio Profile

Credit Risk Management

Credit Quality Metrics

Real Estate Markets

Bend Home Sales

# of Home Sales Transactions (Jan through Aug): Bend, OR

Real Estate Markets

Greater Boise Home Sales

# of Home Sale Transactions Ada/Canyon Counties

(January through July)

Real Estate Markets
Bend / Central Oregon

In-Migration Market

96th Percentile
Population Growth

High Net Worth

Strong Northwest Economy

Median Price Below Metro
Areas in West

Real Estate Summary       Mitigating Factors

1,600 Home Inventory
= 12 Month Supply

Sales @ 2002 Level

Median Home Price $352,000

Extensive Land Use Laws

Higher Land Prices

Smaller Development
Projects

CACB Portfolio

Above Median Price

Negligible townhouse/condo

Real Estate Markets
Boise Market

In-Migration Market

97th Percentile
Population Growth

Diverse Local Economy

Strong Northwest Economy

Pro-growth State Government

7,850 Home Inventory
= 8 month supply

Sales @ 2004 Level

Median Home Price $236,000

Modest Land Use Restrictions

Low land prices

Low median home prices

CACB Boise Portfolio

Mid-market

Larger projects

Negligible
Townhouse/Condo

Real Estate Summary        Mitigating Factors

Real Estate Markets
Western Oregon

Rapid Population Growth

93rd Percentile
Population Growth

Strong Northwest
Economy

Diverse Local Economy

Portland/Salem
Trade & Technology

Southern Oregon
In-migration & Industry

Portland Banking Focus

C&I

CRE

S. Oregon First to Feel RE
Slowing

Median Home Price
$250,000

Real Estate Summary       Mitigating Factors

June 2007

Loan Portfolio Profile

(1) Average high performing community banks in the west 26%.

Reflects Cascade’s Growth Markets

Const/Dev

32%

(1)

CRE

31%

Other

7%

Commercial

30%

June 30 2007

Loan Portfolio Profile

Construction & Development Portfolio

32% of Total Loans

Residential

Construction

4%

28 million

Subdivision

44%

281 million

Spec

Residential

Const/Land

15%

95 million

Cml Lots

7%

44 million

Cml

Construction

25%

160 million

Residential

Lots

4%

24 million

Disciplined Origination:

Discounted Cash Flow Underwriting

A Recourse Lender

Personal Guarantees

Secondary Source of Repayment

Debt Service not wholly dependent on
interest reserve

Not a Collateral Lender

Credit Risk Management
Construction & Development Portfolio

Ongoing & Active Portfolio Management:

Monthly Inspections

Construction Progress

Draw Tracking

Monitor Absorption and Pricing

Re-calculate DCF

Early Warning / Identification

Utilization of Interest Reserve

Establish Obligor Plan of Action

Early Access to Secondary Sources

Credit Risk Management
Construction & Development Portfolio

Credit Quality Metrics

Reserve for Credit Losses % Loans

Peer: 15 High performing community banks in the west.

   CACB

PEER

   CACB

PEER

Peer: 15 High performing community banks in the west.

NPA / Assets

CACB Target < 0.50%

Credit Quality Metrics

Credit Quality Metrics

Charge-Off to Loans

Peer: 15 High performing community banks in the west.

PEER

   CACB

RE Exposure Summary

No Exposure to Sub-Prime/Alt-A Related Issues

Mitigating Credit Quality Risk

Strong NW Economy

Cash Flow Based Underwriting

Credit Origination Discipline

Active Monitoring

Strong Credit Metrics

Positioned to Maximize Returns as Emerge from Down-cycle

Cascade Bancorp:

A High
Performance
Franchise

CACB:
Core Holding

Sustained High Performance

Leading Bank in Growth Markets

Accretive Potential in New Markets

Total Return on $100

Through Quarter Ended March 31, 2007

Cumulative Total Return

Sustained High Performance

23.0%

26.9%

Earnings Per Share
Growth

33.2%

38.4%

Loan Growth

31.6%

32.6%

Deposit Growth

17.8%

19.3%

Cash Dividend Growth

16.8%

17.8%

Stock Price Appreciation

5 year

3 year

Sustained Growth

Shareholder Return

COMPOUND GROWTH

As of 6/30/07

Key Strategies

1.

Top Tier Markets

2.

Top Tier Bankers

3.

Top Tier Deposit Franchise

Comparative Growth Footprint

   Northwest Peer Banks(2)

(Deposit - Weighted Population CAGR 2005-2010)

(1)

All public banks nationally excluding M&A targets with assets in the range $2B - $10B, franchise footprint population growth by MSA weighted by franchise deposits; Source SNL Financial LC / ESRI

(2)

All publicly traded banks in ID, WA and OR

Top Tier Markets

Growth Market Footprint(1)

Top 10 in the Nation

#1 in Northwest

Central Oregon (11 branches)

96th percentile population growth

156,000 Population 2007

Boise/Treasure Valley, Idaho (12 branches)

97th percentile population growth

551,000 Population 2007

Northwest Oregon (5 branches)

93rd percentile population growth

2 Million Population 2007 (Portland Metro Area)

Southwest Oregon (6 branches)

91st percentile population growth

287,000 Population 2007

Top Tier Markets

Banking Northwest Growth Markets

Footprint Growing 90th Percentile in Nation

Top Tier Bankers

  Customer & Market Knowledge

  Decision Making Authority

  Commitment to Value Proposition

  Pay for Performance

  Employer of Choice

  Attracting & Retaining Top Tier Bankers

  Repeatedly Named One of Best Places to Work in Oregon

Top Tier Bankers

At June 30, 2007

High Proportion Demand Deposits

Top Tier Deposit Franchise

Top Tier Deposit Franchise

  DDA Focused

  Chief Deposit Officer

   Appointed 2006

   Organized Similar to Credit Function

  Long-Term Investment in Deposit Bankers

  PBO Team Increase from 3 to 25 in 4 Years

  1 PBO Team Member per 3 LO’s

  Direct Accountability for 50% of Deposits

Long-Term Commitment to
Relationship Deposits

Cascade Bancorp:

A High
Performance
Franchise

Loan & Deposit Growth

Compound Growth

        Loans:      34.9%

        Deposits:  31.3%

   Deposits

Loans

Q2 06 = First Quarter with acquisition of F&M

Slowing RE
Related Deposits

Net-Interest Margin

1.23%

1.43%

Reserve for Credit Losses

58.99%

47.38%

Efficiency

4.99%

5.34%

NIM

12.8%

14.1%

ROE

1.27%

1.76%

ROA

PEER*

CACB

Financial Performance

Peer: High performing community banks in the west.

Consistently Outperforming Peers

Q2 2007

Financial Performance

* (NIE-Non II) / Net II

Peer: High performing community banks in the west.

Expense Management

Q2 2007

49.68%

35.74%

OVERHEAD RATIO *

3.01%

2.71%

NIE / ASSETS

58.99%

47.38%

EFFICIENCY RATIO

PEER

CACB

Second Quarter 2007

2.0%

1,464

1,493

Average Relationship
Deposits

0.0%

5.34%

5.34%

Net Interest Margin

7.2%

$0.33

$0.36

Earnings Per Share

6.9%

$ 9.5

$10.2

Net Income

-1.4%

1,565

1,543

Relationship Deposits

1.4%

$1,932

$1,959

Loans

%
Change

Mar

2007

Jun

2007

$ Millions

Q2 2007 – Linked Quarter Comparison

Double Digit EPS Growth

*  2006 includes non-recurring state tax credits $.02 EPS

Consensus Estimate

5.2% YOY

                                3 Year CAGR EPS 24.8%

                                5 Year EPS CAGR 24.5%

Consensus Estimate

9.2% YOY

30.1% YOY *

39.2% YOY

Acquirer Of Choice:

Enhance Top Tier Footprint

Accretive to EPS

Community Bank Niche

Market Share Opportunity

Market Diversification

Acquirer of Choice

Top Bank Footprint for the Future

Above Peer Growth Rate:

Expand Share in Fast Growth Markets

Targeted Customer Prospecting

Leverage Top Tier Bankers

Focus on Business Relationship Deposits

Disciplined Pricing

Diversify with C&I + CRE

Priorities

Building for a Strong Future

     NW Oregon                         Southern Oregon                       Idaho                            Central Oregon

Nasdaq: CACB

Patricia L. Moss

Chief Executive Officer